UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2025

Brag House Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42525	87-4032622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Park Street, Montclair, NJ	07042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (413) 398-2845

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 12, 2025, Brag House Holdings, Inc., a Delaware corporation (“Brag House”), entered into a Merger Agreement (as amended pursuant to Amendment No. 1 dated as of November 26, 2025, the “Merger Agreement”), by and among Brag House, House of Doge Inc., a Texas corporation (“House of Doge”), and Brag House Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Brag House (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub will merge (the “Merger”) with and into House of Doge, whereupon the separate corporate existence of Merger Sub will cease and House of Doge will be the surviving company and continue in existence as a wholly owned subsidiary of Brag House, on the terms and subject to the conditions set forth therein. In connection with the consummation of the Merger, Brag House will be renamed “House of Doge Inc.” The transactions contemplated by the Merger Agreement are herein referred to as the “Transactions.” In connection with the Transactions, on December 4, 2025, Brag House and House of Doge filed a registration statement on Form S-4 (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Initial Registration Statement includes a preliminary proxy statement/prospectus.

On December 29, 2025, Brag House posted a presentation to investors about the Merger to Brag House’s website. A copy of the investor presentation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Brag House and House of Doge. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions, Brag House and House of Doge filed the Registration Statement (including a preliminary proxy statement/prospectus) and the parties intend to file amended registration statements on Form S-4/A (the initial Registration Statement and subsequent amendments, collectively, the “Registration Statement”) with the SEC. After the Registration Statement has been filed and declared effective by the SEC, Brag House and House of Doge will send a definitive proxy statement/prospectus to all Brag House and House of Doge stockholders. Before making any voting or investment decision, investors and security holders of Brag House and House of Doge are urged to read the Registration Statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the Registration Statement, including the preliminary and definitive proxy statements/prospectuses, and all other relevant documents filed or that will be filed with the SEC by Brag House through the website maintained by the SEC at www.sec.gov or by directing a request via email at ir@thebraghouse.com.

Participants in the Solicitation

Brag House and House of Doge and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brag House’s stockholders in connection with the Transactions. A list of the names of such directors and executive officers of Brag House, information regarding their interests in the Transactions and their ownership of House of Doge’s securities are, or will be, contained in Brag House’s filings with the SEC, and such information and names of Brag House’s and House of Doge’s directors and executive officers are contained in the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Brag House or any successor entity thereof, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions between Brag House and House of Doge, including statements regarding the benefits of the proposed transactions and the anticipated timing of the completion of the proposed transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Transactions may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the receipt of necessary stockholder and governmental approvals; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the effect of the announcement or pendency of the proposed transactions on Brag House’s and House of Doge’s business relationships, performance, and business generally; (v) risks that the Transactions disrupt current plans and operations of Brag House and/or House of Doge as a result; (vi) the ability to recognize the anticipated benefits of the Transactions; (vii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions; and (viii) the risk of needing to raise additional capital to execute business plans, which may not be available on acceptable terms or at all. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Brag House’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by Brag House from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Brag House and House of Doge assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, other than as required by law. Neither Brag House nor House of Doge can give any assurance that either Brag House or House of Doge will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, December 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2025	BRAG HOUSE HOLDINGS, INC.

/s/ Lavell Juan Malloy, II
	Name:	Lavell Juan Malloy, II
	Title:	Chief Executive Officer

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